UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2009 (November 16, 2009)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	001-31369 (Commission File Number) incorporation)	65-1051192 (IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 771-0505

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Other Events

Item 5.02. (b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2009, Michael A. Carpenter notified the Company that he was resigning as a member of the Board of Directors effective immediately. Mr. Carpenter, who has been a member of the Company’s Risk Management Committee and Special Compliance Committee, was named Chief Executive Officer of GMAC LLC immediately before resigning as a Director of the Company. Mr. Carpenter advised the Company that his decision to resign from CIT’s Board of Directors was based on the increased time demands related to his new position.

Forward-Looking Statement

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements reflect the current views of CIT and its management. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties, contingencies, and changes in circumstances, many of which are beyond CIT’s control, that may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that could affect actual results and performance include, but are not limited to, potential changes in interest rates, competitive factors and general economic conditions, changes in funding markets, industry cycles and trends, uncertainties associated with risk management, risks associated with residual value of leased equipment, regulatory factors, among others. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008, as updated by its Form 8-K filed October 1, 2009, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Joseph M. Leone

Joseph M. Leone
Vice Chairman &
Chief Financial Officer

Dated: November 17, 2009